UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2021 (the “Initial Report”), Lantronix, Inc. reported that it completed the previously announced acquisition of the Transition Networks and Net2Edge businesses (collectively, the “Electronics & Software Segment” or “E&S Segment”) of Communications Systems, Inc. This Current Report on Form 8-K/A amends the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited combined carve-out financial statements of the E&S Segment as of and for the year ended December 31, 2020, the notes related thereto and the related Independent Auditors Report, issued by Baker Tilly US, LLP, dated August 10, 2021, are attached as Exhibit 99.1 and incorporated herein by reference. The unaudited condensed combined carve-out financial statements of the E&S Segment as of and for the three months ended March 31, 2021 and 2020, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021, and the pro forma condensed combined statements of operations for the year ended June 30, 2020 and the nine months ended March 31, 2021, and the notes related thereto, that give effect to the acquisition of the E&S Segment are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1 99.1 99.2

Consent of Baker Tilly US, LLP (consent of independent auditors).

Audited combined carve-out financial statements of the E&S Segment as of and for the year ended December 31, 2020 and the related Independent Auditors Report, issued by Baker Tilly US, LLP, dated August 10, 2021.

Unaudited condensed combined carve-out financial statements of the E&S Segment as of March 31, 2021 and for the three months ended March 31, 2021 and 2020.

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2021 and unaudited pro forma condensed combined statements of operations for the year ended June 30, 2020 and nine months ended March 31, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

August 10, 2021	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

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